UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2020

ImmunoGen, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	0-17999	04-2726691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

830 Winter Street, Waltham, MA 02451

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (781) 895-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $.01 par value	IMGN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the 2020 annual meeting of shareholders of ImmunoGen, Inc. held on June 17, 2020 (the “2020 Annual Meeting”), shareholders fixed the number of Directors constituting the full Board of Directors at seven. The voting results were as follows:

For:146,268,797

Against: 840,871

Abstain: 158,685

Broker Non-Votes 0

At the 2020 Annual Meeting, shareholders elected seven Directors as follows:

	FOR	WITHHELD	BROKER NON-VOTES
Stephen C. McCluski	114,501,125	2,736,606	30,030,622
Richard J. Wallace	113,338,788	3,898,943	30,030,622
Mark Goldberg, MD	114,586,898	2,650,833	30,030,622
Dean J. Mitchell	116,212,650	1,025,081	30,030,622
Kristine Peterson	64,422,928	52,814,803	30,030,622
Mark J. Enyedy	115,767,197	1,470,534	30,030,622
Stuart A. Arbuckle	116,007,719	1,230,012	30,030,622

At the 2020 Annual Meeting, shareholders voted to approve an amendment to our
Restated Articles of Organization to increase the number of authorized shares of our common stock from 200,000,000 to 300,000,000. The voting results were as follows:

For:141,196,724

Against: 5,115,903

Abstain: 955,726

Broker Non-Votes 0

At the 2020 Annual Meeting, shareholders voted, on an advisory basis, to approve the compensation paid to our named executive officers, as described in our proxy statement (referred to as the “say-on-pay vote”) as follows:

For: 113,647,949

Against: 3,166,870

Abstain: 422,912

Broker Non-Votes: 30,030,622

ITEM 8.01. OTHER EVENTS

On June 17, 2020, the Board of Directors approved amendments to the Company’s Compensation Policy for Non-Employee Directors (as so amended, the “Director Compensation Policy”) effective as of June 17, 2020. A copy of the Director Compensation Policy is being filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated into this Item 8.01 by reference

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

10.1	Compensation Policy for Non-Employee Directors, as amended through June 17, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL (eXtensible Business Reporting Language) document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ImmunoGen, Inc.
(Registrant)

Date: June 18, 2020	/s/ David G. Foster

David G. Foster
Vice President, Finance